Exhibit 10.1

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RESEARCH AND LICENSE AGREEMENT

This Research and License Agreement is made and entered into as of February 3, 2011 (the “Effective Date”) by and between

DEBIOPHARM S.A., a stock company duly established under the laws of Switzerland, with registered company number CH-550-0173350-8, whose registered office is at Forum “après-demain”, Chemin Messidor 5-7, 1006 Lausanne, Switzerland (“DEBIOPHARM”),

And

MARINA BIOTECH, INC., a company duly established under the laws of the State of Delaware, whose registered office is at 3830 Monte Villa Parkway, Bothell, Washington 98021, U.S.A. (“COMPANY”),

WITNESSETH:

WHEREAS, DEBIOPHARM is a pharmaceutical company that possesses expertise in the research, regulatory, development, manufacturing and, through sublicensees, commercialization of pharmaceutical products on a worldwide basis;

WHEREAS, COMPANY has certain expertise and experience in the research, discovery, and development of certain pharmaceuticals based on RNA interference;

WHEREAS, COMPANY and DEBIOPHARM would like to conduct a Joint Research Plan for the discovery and research of a Lead Compound which will be developed by DEBIOPHARM as a therapeutic product for use in superficial bladder cancer;

WHEREAS DEBIOPHARM wishes to obtain from COMPANY all of the intellectual property rights owned or controlled by COMPANY which is necessary for the discovery and research of the Lead Compound, whether existing prior the Effective Date or being created after the Effective Date so as to develop and commercialize pharmaceutical products making use of the Lead Compound, and COMPANY wishes to license out to DEBIOPHARM such intellectual property rights;

NOW, THEREFORE, in consideration of the foregoing and the covenants and obligations set forth in this Agreement, DEBIOPHARM and COMPANY agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Unless the context otherwise requires, the terms in this Agreement, when used with initial capital letters, shall have the meanings set forth below or at their first use in this Agreement:

“Accounting Standards”	means, with respect to COMPANY, GAAP (Generally Accepted Accounting Principles), and, with respect to DEBIOPHARM, DEBIOPHARM’s accounting policies as consistently applied.

“Affiliate”

means any corporation or other legal entity controlled by, controlling, or under common control with DEBIOPHARM or COMPANY. For this purpose, the term “control” means direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock of a corporation or other legal entity, or to hold

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the effective power to appoint or dismiss members of the management.

“Agreement”	means this written license agreement, including its exhibits (the “Exhibit(s)”).

“API”	means an active pharmaceutical ingredient.

“Applicable Laws”	means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of any Governmental Authorities (including any Regulatory Authorities) that may be in effect from time to time in any country or jurisdiction of the Territory.

“Backup Compounds”	means all Collaboration Candidates, Collaboration Molecules and Collaboration Compounds, except the selected Lead Compound and Backup Lead.

“Backup Lead”	means a Collaboration Compound selected at the same time as the Lead Compound and reserved exclusively for DEBIOPHARM by COMPANY for [***] months after its selection.

“Business Day”	means any day other than a Saturday, a Sunday or a day on which commercial banks located in Lausanne, Switzerland, and Bothell, Washington, are authorized or required by law to remain closed.

“Change of Control”	means any of the following events: (a) any Third Party (or group of Third Parties acting in concert) becomes the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the stock then outstanding of a Party normally entitled to vote in election of directors (however, for DEBIOPHARM any change of control within the family members of the current beneficial owner shall not be considered as a Change of Control); (b) a Party consolidates with or merges into another corporation or entity, or any corporation or entity consolidates with or merges into a Party, in either event pursuant to a transaction in which more than fifty percent (50%) of the total voting power of the stock outstanding of the surviving entity normally entitled to vote in elections of directors is not held by the parties holding at least fifty percent (50%) of the outstanding shares of a Party preceding such consolidation or merger; or (c) a Party conveys, transfers or leases all or substantially all of its assets to any Third Party.

“Claim”	means any claim, demand, law suit and/or cause of action (whether criminal or civil, in contract, tort or otherwise) for losses or damages.

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“Collaboration Candidates”	means up to [***] UNA (unlocked nucleic acid) modified Collaboration Molecules (UsiRNA) per Collaboration Target.

“Collaboration Compounds”	means up to [***] Collaboration Candidates ([***]) formulated in a specific synthetic liposomal formulation for in vivo delivery.

“Collaboration Molecules”	means up to [***] siRNAs (small interfering ribonucleic acid) directed to a target gene for each of the Collaboration Targets.

“Collaboration Targets”	means the [***] target genes identified in Exhibit 1 plus [***] additional ones selected by DEBIOPHARM within [***] months after the Effective Date.

“Combination Product”	means a Product combining a Lead Compound together with another API.

“Commercialization” or “Commercialize”	means the commercial manufacture, marketing, promotion, sale, offering for sale, distribution, and/or commercial importation and exportation of the Product.

“COMPANY Background IP”
means the Intellectual Property owned or Controlled by COMPANY and/or its Affiliates and existing as of the Effective Date for the Formulation Technology IP, the UNA Platform Technology IP and COMPANY UsiRNA Technology IP.

“COMPANY Patents”	means all Patents covering the COMPANY Background IP as set forth in Exhibit 3.

“COMPANY UsiRNA Technology IP”
means all Intellectual Property Controlled by COMPANY and/or its Affiliates which cover the specific UsiRNA (i.e., the Collaboration Molecules, Collaboration Candidates and Collaboration Compounds for the HRAS and FGFR3 Collaboration Targets) existing as of the Effective Date, the Patents for which are set forth in Exhibit 3(c) it being understood that all future related filings with regard to [***] and [***] if chosen as a Lead Compound or Backup Lead shall be considered to belong to Exhibit 3(c). For the avoidance of doubt, inclusion of Collaboration Compounds in this definition does not grant any additional rights to the Formulation Technology IP beyond the rights granted in the Licensed Rights.

“Competing Product”	means any compound or product in the Exclusive Field.

“Confidential Information”	means any information of a confidential or proprietary nature disclosed by a Party or its Affiliates (the

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“Disclosing Party”) to the other Party or its Affiliates (the “Receiving Party”), including but not limited to each Party’s or its Affiliates’ invention disclosures, proprietary materials, data, including any Data, know-how, including any Know-How, technologies, trade secrets, and/or manufacturing, marketing, personnel and other business information and plans, whether in oral, written, graphic or electronic form. Information shall not be deemed “Confidential Information” hereunder, and the Receiving Party shall have no obligation with respect to any information if it is:

(i) known by the Receiving Party prior to disclosure by the Disclosing Party, as evidenced by internal records or documentation of the Receiving Party; or

(ii) information which is in the public domain or subsequently enters the public domain through no fault of the Receiving Party; or

(iii) information that is received by the Receiving Party from an independent Third Party with the lawful right to disclose; or

(iv) information that the Receiving Party can establish was independently developed by its (or its Affiliates’) employees or contractors without the use of or reference to Confidential Information of the Disclosing Party.

“Control” or “Controlled”	means with respect to any Know-How, Patents, or other Intellectual Property, the legal authority or right (whether by ownership, license or otherwise) of a Party to grant a license or a sublicense of or under such Know-How, Patents, or other Intellectual Property, to another Person, or to otherwise disclose such proprietary or trade secret information to another Person, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

“Copyrights”	means, collectively, all works of authorship, mask works and any and all other registered and unregistered copyrights and copyrightable works, and all applications, registrations, extensions, and renewals thereof.

“CTA”	means a clinical trial application.

“Data”

means any and all research data, technical data, test and development data, pre-clinical and clinical data, formulations, processes, protocols, regulatory files and the like which are developed by either Party prior to the Effective Date or during the Term and in connection with the Collaboration Molecules, the

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Collaboration Candidates, the Collaboration Compounds, the Lead Compound, the Backup Lead or the Product.

“Data/Market Exclusivity”	means, with respect to any country of the Territory, an additional market protection, beyond Patents, granted by a Regulatory Authority in such country which confers an exclusive Commercialization period during which DEBIOPHARM, its Affiliates and/or Sublicensees have the exclusive right to market, price and sell a Product in such country through a regulatory exclusivity right such as new chemical entity exclusivity, new use or indication exclusivity, new formulations exclusivity, orphan drug exclusivity, pediatric exclusivity and any applicable data exclusivity.

“DEBIOPHARM Background IP”	means any and all of DEBIOPHARM IP existing as at the Effective Date.

“DEBIOPHARM IP”	means Intellectual Property owned or Controlled by DEBIOPHARM.

“DEBIOPHARM Know-How”	means the Know-How which is generated by DEBIOPHARM or its Affiliates (or Third Parties which will have assigned such Know-How to DEBIOPHARM and/or its Affiliates) as of the Effective Date and during the Term of this Agreement.

“DEBIOPHARM Patent”	means any Patent covering the DEBIOPHARM Background IP or DEBIOPHARM’s Inventions conceived and reduced to practice by employees of DEBIOPHARM or its Affiliates (or Third Parties which will have assigned their rights to DEBIOPHARM and/or its Affiliates) as of the Effective Date and during the Term of this Agreement.

“DEBIOPHARM Trademarks”	means the Trademarks used by DEBIOPHARM to register, sell, license, distribute and promote the Product in any country of the Territory.

“Development Costs”

means fixed and variable unreimbursed costs incurred by DEBIOPHARM for its activities regarding the development of the Lead Compound and/or the Product, calculated in accordance with the Accounting Standards applicable to DEBIOPHARM. Subject to the foregoing sentence, such costs shall include (i) direct, out-of-pocket external cost, e.g., clinical grants, clinical laboratory fees, patent and trademark prosecution, maintenance and litigation, and the cost of studies conducted and services provided by contract research organizations and individuals, consultants, toxicology contractors, and manufacturers necessary or useful for the purpose of obtaining a Marketing Authorization for the Product in any country, (ii) amount paid with

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respect to the development of the Lead Compound, and/or the Product directly relating to pre-clinical and clinical trials, including quality control and quality assurance, (iii) costs related to Data management, statistical designs and studies, document preparation and related expenses associated with the clinical testing program for a Lead Compound and/or the Product, and (iv) cost of labor, raw materials, supplies and other resources directly consumed in the conduct of the research, development and manufacture of the Lead Compound and/or Product for use in preclinical and clinical trials.

“Development Plan”	means plans for the development of the Lead Compound as outlined in Exhibit 4 hereto.

“Diagnostic Tool”	means any companion diagnostic and/or any diagnostic assay relating to the Product.

“Effective Date”	means the date shown at the beginning of this Agreement.

“EMEA”	means the European Medicines Agency of the European Union, or a successor agency thereto.

“Exclusive Field”	means all uses in humans and animals for the prevention and treatment of superficial bladder cancer.

“Expert”	means a mutually acceptable, disinterested, conflict-of-interest-free individual not affiliated with either Party or any of its Affiliates who, with respect to a dispute concerning a financial, scientific, technical or regulatory matter, possesses appropriate expertise to resolve such dispute.

“FDA”	means the United States Food and Drug Administration, or a successor federal agency thereto.

“Field”	means collectively the Exclusive Field and Other Field.

“Fifth Patient In”	means in respect of a clinical trial, the time a fifth (5th) volunteer or patient recruited for that particular clinical trial is administered a dose of a Product.

“First Commercial Sale”	means the first commercial sale by DEBIOPHARM, its Affiliates and/or its Sublicensees to a Third Party of a Product for value in any country in the Territory following receipt of a Marketing Authorization to market such Product in the applicable country.

“Formulation Technology IP”	means the IP owned or Controlled by COMPANY and/or its Affiliates which cover the liposomal formulations (including the DiLA[2] technology) as of the

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Effective Date, the Patents for which are set forth in Exhibit 3(a).

“Generic Product”	means any marketed product which is bioequivalent to the Product and/or which is substitutable with the Product in the country in which it is sold.

“GMP Manufacturer”	means the Party that is responsible for ensuring that the Product is manufactured in accordance with GMP.

“Good Clinical Practices” or “GCP”
means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) as set forth in the European Commission Directive 2001/20/EC relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, and brought into law by the European Commission Directive 2005/28/EC laying down the principles and detailed guidelines for good clinical practice for investigational medicinal products; (b) the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), Harmonised Tripartite Guideline for Good Clinical Practice (CMP/ICH/135/95) and any other guidelines for good clinical practice for clinical trials on medicinal products in the EU; (c) the Declaration of Helsinki (2004) as last amended at the 52nd World Medical Association in October 2008 and any further amendments or clarifications thereto; (d) US CFR Title 21, Parts 50 (Protection of Human Subjects), 56 (IRBs) and 312 (Investigational New Drug Application), as may be amended from time to time; and (e) the equivalent Applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reports results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

“Good Manufacturing Practices” or “GMP”

means all applicable good manufacturing practices including, as applicable, (a) the applicable part of quality assurance to ensure that products are consistently produced and controlled in accordance with the quality standards appropriate for their intended use, as defined in the European Commission Directive 2003/94/EC laying down the principles and guidelines of good manufacturing practices; (b) the principles detailed in United States Current Good Manufacturing Practices, 21 CFR Sections 210, 211, 601 and 610; (c) the rules Governing Medicinal Products in the European Community, Volume IV

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Good Manufacturing Practice for Medicinal Products; (d) the principles detailed in ICH Q7A guidelines; and (e) the equivalent Applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time.

“Governmental Authority”	means any supranational, national, federal, state or local court, agency, authority, department, regulatory body or other governmental instrumentality.

“ICC”	means the International Chamber of Commerce.

“ICC Rules”	means the arbitration rules of the International Chamber of Commerce.

“IMPD”	means an “Investigational Medicinal Product Dossier” application or any foreign equivalent thereof.

“Improvements”	means any improvement of the Product as well as improvements of manufacturing processes.

“IND”	means an “Investigational New Drug” application as defined in the United States Federal Food, Drug and Cosmetic Act, as amended and applicable regulations promulgated thereunder by the FDA, or an equivalent application submitted to an equivalent Regulatory Authority in any other country or jurisdiction, the filing of which is necessary to initiate or conduct clinical testing of a pharmaceutical product in humans in such country or jurisdiction, including a CTA.

“Intellectual Property” (“IP”)	means all intellectual property and industrial property rights of any kind or nature throughout the world, including all (a) Patents; (b) Trademarks; (c) Copyrights; (d) rights in computer programs (whether in source code, object code, or other form) algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation, including user manuals related to any of the foregoing; (e) trade secrets and all other confidential information, Know-How, inventions, proprietary processes, formulae, models and methodologies; (f) rights of publicity, privacy and rights to personal information; (g) all rights in the foregoing and in other similar intangible assets; and (h) and all applications and registrations for the foregoing.

“Inventions”	means any discovery, whether or not patentable, made as a result of the research or development activities of a Party.

“Joint IP”	means the Intellectual Property jointly owned by both Parties as set forth in Section 10.1.

“Joint Patents”	means any and all Patents claiming any Joint IP.

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“Joint Research Period”	means the time from the Effective Date until the last research task (i.e., until completion of Task no 13 of the Joint Research Plan) performed by COMPANY, which shall not exceed [***] months after Effective Date.

“Joint Research Plan”	means the discovery and research of the Lead Compound for the use in the Exclusive Field in accordance with the research plan agreed upon by the Parties and attached hereto as Exhibit 2.

“Joint UsiRNA Technology IP”	means all Joint IP on the sequence-specific UsiRNA (i.e., the Collaboration Molecules, Collaboration Candidates and Collaboration Compounds) excluding the COMPANY UsiRNA Technology IP. For the avoidance of doubt, inclusion of Collaboration Compounds in this definition does not grant any additional rights to the Formulation Technology IP beyond the rights granted in the Licensed Rights

“JSC”	means the joint steering committee created by the Parties in accordance with Section 4.1 hereof.

“Know-How”	means technical and other information, including information comprising or relating to concepts, discoveries, designs, formulae, ideas, inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development or other developments), formulations, processes (including manufacturing processes, specifications and techniques), and Data including documents containing any of the above which is non-patentable or non-patented and which is secret.

“Lead Compound”	means a Collaboration Compound selected for development as a Product.

“Licensed Rights”	means the exclusive and non-exclusive rights under the Formulation Technology IP, UNA Platform Technology IP, COMPANY UsiRNA Technology IP, and Joint IP granted by COMPANY to DEBIOPHARM under Section 2.1 hereof.

“Marketing Authorization”	means, in respect of any country or jurisdiction in the Territory, receipt from the applicable Regulatory Authority of the final authorisation required (in compliance with Applicable Laws) to place any pharmaceutical product on the market in such country or jurisdiction in the Territory for sale for any purpose (excluding any pricing or reimbursement approval).

“Milestone Payment”	has the meaning given in Section 8.3 hereof.

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“NDA”	means a “New Drug Application” (as more fully defined in United States Code of Federal Regulations, Title 21, Section 314.5 et seq.) filed with the FDA or the equivalent application filed with any other Regulatory Authority to obtain a Marketing Authorization for a Product in a country or jurisdiction in the Territory.

“Net Sales”	means, with respect to a Product, the gross amount billed or invoiced by Sublicensees for sales of Products to Third Parties (excluding sales of Products to Sublicensees for resale), less the following items, as allocable to such Products (if not previously deducted in calculating the amount invoiced):

(i)	[***],

(ii)	[***],

(iii)	[***], and

(iv)	[***],

it being specified that disposal of Product for, or use of Product in, pre-clinical or clinical trials, including for compassionate use, or distribution of Product as free samples (such samples to be in quantities common in the industry for this type of pharmaceutical products) shall not give rise to any deemed sales under this definition.

In the event the Product is sold as a Combination Product, the Net Sales of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product by the fraction, A/(A+B) where A is the weighted (by sales volume) average sale price in a particular country of the Product when sold separately in finished form and B is the weighted average sale price in that country of the other product(s) sold separately in finished form. In the event that such average sale price cannot be determined for both the Product and the other product(s) in combination, Net Sales for purposes of determining royalty payments shall be agreed by the Parties based on the relative value contributed by each component, such agreement not to be unreasonably withheld.

“Other Field”	means all uses in humans and animals, including but not limited to the prevention and treatment of diseases and other conditions in all indications excluding the Exclusive Field.

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“Party” or “Parties”	means either DEBIOPHARM or COMPANY, as the context requires, and, when used in plural, shall mean DEBIOPHARM and COMPANY.

“Patents”	means all rights under any patent and patent application in any country, including any substitution, extension, patent term restoration, supplementary protection certificate, reissue, re-examination, renewal, division, continuation or continuation-in-part thereof.

“Person”	means any individual, corporation, general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity or Governmental Authority.

“Phase I Clinical Trial”	means a clinical trial consistent with United States Code of Federal Regulations, Title 21, Section 312.21 (a), or any foreign counterpart of it. Any possible expansion of a Phase I Clinical Trial in specific indications under a phase I protocol, which might follow the dose escalation phase, is considered as the same Phase I Clinical Trial.

“Phase II Clinical Trial”	means a clinical trial consistent with United States Code of Federal Regulations, Title 21, Section 312.21 (b), or any foreign counterpart of it.

“Phase III Clinical Trial”	means a clinical trial consistent with United States Code of Federal Regulations, Title 21, Section 312.21 (c), or any foreign counterpart of it.

“Pivotal Enabling Study Phase II Clinical Trial”	means a Phase II Clinical Trial, based on the result of which the start of a Phase III Clinical Trial as a pivotal study intended to lead to a Marketing Authorization shall be permitted.

“Product”	means a product which contains a Lead Compound or Backup Lead, whether or not as the sole API (i.e., including any Combination Product), in any dosage form, formulation and mode of administration and for all present and future indications in the Field as set forth in Exhibit 5.

“Reasonable Commercial Efforts”
means those efforts and resources consistent with the usual practice of DEBIOPHARM in pursuing the development or commercialization of its own pharmaceutical products that are of similar development stage and market potential as the Product, taking into account all relevant factors, including present and future market potential, and DEBIOPHARM’s own pharmaceutical products that are of similar market potential, financial return, medical and clinical considerations, present and future

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regulatory environment and competitive market conditions, all as measured by the facts and circumstances at the time such efforts are due.

“Regulatory Authority”	means, in a particular country or jurisdiction in the Territory, any applicable Governmental Authority involved in granting approval to initiate or conduct clinical testing in humans, for regulatory approval and/or, to the extent required in such country or jurisdiction, for pricing or reimbursement approval for a Product in such country or jurisdiction, including (a) the FDA; (b) the EMEA; (c) the European Commission; (d) the Japanese Ministry of Health, Labour and Welfare (“MHLW”); and (e) the Japanese Pharmaceuticals and Medical Devices Agency (“PMDA”), and for each of the foregoing (a) through (e) including any successor thereto.

“Regulatory Filings”	means, with respect to the Lead Compound or Product, any submission to a Regulatory Authority of any appropriate regulatory application, and shall include any scientific advice request, submission to a Regulatory Authority, MA applications, and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings shall include any IND, NDA, CTA, MA applications or the corresponding application in any country or jurisdiction of the Territory.

“Royalty” or “Royalties”	means the royalties to be paid by DEBIOPHARM to COMPANY in connection with the license to Commercialize the Product and that are calculated on Sublicensee Royalties (received by DEBIOPHARM), less Third Party Royalties in accordance with Section 8.7.

“Royalty Term”	means, on a country-by-country basis the period beginning upon the First Commercial Sale of a Product in a country of the Territory and ending upon the later of: (a) expiration of the last-to-expire Valid Claim of the COMPANY UsiRNA Technology IP (but only if the Product is covered by such Patents) or the Joint UsiRNA Technology IP (but only if the Product is covered by such Patents), which Valid Claim covers the composition of matter or use of such Product in such country; or (b) the [***] anniversary of the First Commercial Sale of such Product in such country.

“Sublicense Agreement”

means any agreement entered into by DEBIOPHARM or any of its Affiliates with a Sublicensee whereby such Sublicensee is granted a sublicense under this Agreement, or such Sublicensee is granted an option to acquire a sublicense under this Agreement, for the Commercialization of the Product. Notwithstanding anything expressed or implied in the foregoing provisions of this definition, the term “Sublicense

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Agreement” shall include any agreement entered into with a Sublicensee whereby such Sublicensee is granted the right or option to purchase its supply of Products in finished form from DEBIOPHARM or its Affiliates for resale unto to the market (distribution agreement). For the avoidance of doubt, the term “Sublicense Agreement” shall exclude (i) any agreement between DEBIOPHARM or its Affiliate and a Third Party service provider under which a sublicense is granted to such Third Party for the sole purpose of enabling such Third Party to perform contract services on behalf of DEBIOPHARM or its Affiliate (e.g., contract research or development organizations, clinical sites performing clinical trials, universities and scientific institutes), and (ii) contracts with manufacturing companies pertaining to any manufacturing process for a Lead Compound, the Backup Lead or a Product.

“Sublicensee”	means a Third Party that has entered into a Sublicense Agreement.

“Sublicensing Payments”	means a share of the Sublicensing Revenues which shall be paid by DEBIOPHARM to COMPANY.

“Sublicensing Revenues”	means any payment due to DEBIOPHARM or its Affiliates by a Sublicensee in consideration for the sublicense granted to such a Sublicensee pursuant to this Agreement, including without limitation any option fee, upfront fee, milestone payment and also including without limitation the fair market value of any equity instruments issued by the Sublicensee to DEBIOPHARM or its Affiliates in consideration for such sublicense, but to the exclusion of (i) all Sublicensee Royalties and (ii) purchase prices paid by a Sublicensee corresponding to manufacturing and delivery costs for Product supplied to it by DEBIOPHARM or its Affiliates.

“Sublicensee Royalties”	means the royalties assessed on Net Sales of the Product on the market effectively paid to DEBIOPHARM and its Affiliates by Sublicensees in connection with their right to Commercialize the Product in accordance with the Sublicense Agreement, including without limitation running royalties less taxes, levies or government withholdings on such royalties effectively paid by Sublicensees on such royalties.

For clarity, Sublicensee Royalties do not include (i) Sublicensing Revenues, or (ii) purchase prices paid by a Sublicensee corresponding to manufacturing and delivery costs for Products supplied to it by DEBIOPHARM or its Affiliates.

“Term”	shall have the meaning given in Section 11.1 hereof.

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“Territory”	means [***].

“Third Party”	means any Person other than (i) DEBIOPHARM or COMPANY or (ii) an Affiliate of DEBIOPHARM or COMPANY.

“Third Party Intellectual Property Rights”
means any and all Intellectual Property controlled by a Third Party, inasmuch as such Intellectual Property is necessary or reasonably required to develop, make use of the Lead Compound, the Backup Lead (if chosen as the Lead Compound), the Diagnostic Tool and/or the Product.

“Third Party Royalties”	means the royalties (including running royalties), milestones and/or other consideration payable by DEBIOPHARM, its Affiliates or Sublicensees to a Third Party in consideration for the license to DEBIOPHARM, its Affiliates or Sublicensees in and to the Third Party Intellectual Property Rights with respect to developing, making, having made, using, selling, offering to sell and/or importing the Lead Compound or the Product.

“Trademarks”	means collectively, all registered and unregistered marks, trade names, trade dress rights, logos, taglines, slogans, Internet domain names, web addresses, and other indicia of origin, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals thereof, selected for use on the Product.

“UNA Platform Technology IP”	means the IP owned or Controlled by COMPANY and/or its Affiliates which cover the UNA technology and generic UsiRNA schemes as of the Effective Date, the Patents for which are set forth in Exhibit 3(b).

“Valid Claim”	means:

(a) a claim of an issued patent that has not expired or been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non appealable judgment (or judgment from which no appeal was taken within the allowable time period), and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or in any other way; or

(b) a claim within a patent application that has not been revoked, cancelled, withdrawn, abandoned, or held unpatentable or invalid by a patent office, court or other governmental agency of competent jurisdiction in a final and non appealable judgment (or judgment from which no appeal was taken within the allowable time period), and which has not been admitted to be invalid

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or unenforceable through reissue, disclaimer or in any other way, and which has not been pending for more than [***] years from its first priority filing date anywhere in the world.

1.2	For purposes of this Agreement (i) words in the singular shall be held to include the plural and vice versa as the context requires, (ii) the words “including” and “include” shall mean “including, without limitation”, unless otherwise specified; (iii) the terms “hereof”, “herein”, “herewith”, and “hereunder”, and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (iv) all references to “Section” and “Exhibit”, unless otherwise specified, are intended to refer to a Section or Exhibit of or to this Agreement.

2.	GRANT OF RIGHTS

2.1	Grants of rights to DEBIOPHARM

2.1.1     As of the Effective Date and until selection of the Lead Compound and Backup Lead, COMPANY grants to DEBIOPHARM the following licenses:

(a)	A [***] license under the COMPANY UsiRNA Technology IP and Joint UsiRNA Technology IP to search, have searched, develop, have developed, improve, and have improved the Collaboration Targets, the Collaboration Molecules, the Collaboration Candidates and the Collaboration Compounds in the Field and in the Territory; and

(b)	A [***] license under the COMPANY Formulation Technology IP, UNA Platform Technology IP, and any improvement thereof made by COMPANY related to the Collaboration Molecules, Collaboration Candidates and/or Collaboration Compounds, to use, have used, develop, have developed, improve, and have improved DEBIOPHARM’s synthesis process, process development and manufacturing process in accordance with the Joint Research Plan in the Field and in the Territory.

2.1.2     After selection of the Lead Compound and the Backup Lead, COMPANY grants to DEBIOPHARM the following licenses:

(a)	A [***] license under the COMPANY UsiRNA Technology IP, and any improvement thereof made by COMPANY, and Joint UsiRNA Technology IP to search, have searched, develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Lead Compound and Backup Lead in a Product in the Field in the Territory; and

(b)	A [***] license under the COMPANY Formulation Technology IP and UNA Platform Technology IP, and any improvement thereof related to the Lead Compound, Backup Lead and/or Product made by COMPANY through DEBIOPHARM’s completion of the Development Plan, to use, have used, develop, have developed, improve, and have improved DEBIOPHARM’s synthesis process, process development and manufacturing process and to make, have made, use, have used, manufacture, have manufactured, sell, distribute, export and/or import the Product anywhere in the Territory in the Field.

(c)	A [***] license under the COMPANY’s rights and interest in the Joint UsiRNA Technology IP to search, have searched, develop, have developed, improve,

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have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Backup Compounds, in the Exclusive Field in the Territory.

(d)	A [***] license under the COMPANY’s rights and interest in the Joint UsiRNA Technology IP to search, have searched, develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Backup Compounds in the Other Field in the Territory.

(e)	A [***] license under the COMPANY UsiRNA Technology IP and any improvement thereof made by COMPANY to search, have searched, develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Backup Compounds, in the Exclusive Field in the Territory during the Non-Compete Period.

2.1.3	Diagnostic Tool

(a)	COMPANY shall not prohibit DEBIOPHARM from developing any Diagnostic Tool in the Field in the Territory.

(b)	COMPANY grants to DEBIOPHARM a [***] license to develop, have developed, register, have registered, commercialize and have commercialized a Diagnostic Tool solely to the siRNA sequences disclosed in the COMPANY UsiRNA Technology IP, in the Field and in the Territory. For purposes of clarity, such [***] license shall not include any rights to the UNA Platform Technology IP.

(c)	COMPANY grants to DEBIOPHARM a [***] license under the COMPANY’s rights and interest in the Joint UsiRNA Technology IP to develop, have developed, register, have registered, commercialize and have commercialized a Diagnostic Tool, in the Field and in the Territory. For purposes of clarity, such [***] license shall not include any rights to the UNA Platform Technology IP.

(d)	Should DEBIOPHARM be required to pay any royalty or consideration to any Third Party under any COMPANY IP in relation to the development, registration or commercialisation of the Diagnostic Tool, such royalty shall be considered as a Third Party Royalty and be deductible as per Section 8.7.

2.1.4	Additional Terms Regarding the Licensed Rights to DEBIOPHARM

(a)	With regard to manufacturing, the Licensed Rights shall include the [***] right of DEBIOPHARM to manufacture and/or have manufactured the Lead Compound, the Backup Lead and/or the Product [***] for the Territory.

(b)	Where exclusive, the Licensed Rights are granted to DEBIOPHARM on an exclusive basis even as to COMPANY, which shall not develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Lead Compound, the Backup Lead, or the Product in the Field and in the Territory.

(c)

The License Rights shall include the right to grant sublicenses under the Licensed Rights and shall also include the right to grant to a Sublicensee the right to grant further sublicenses to the extent of the Licensed Rights. If DEBIOPHARM or any of its Affiliates enters into a Sublicense Agreement or any agreement with a Third

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Party service provider or manufacturer, DEBIOPHARM shall ensure that the applicable terms and conditions of this Agreement shall apply to the applicable Sublicensee, service provider or manufacturer to the same extent as they apply to DEBIOPHARM with respect to, and to the extent of the Licensed Rights. DEBIOPHARM shall assume full responsibility for the performance of all its obligations under this Agreement and any breach of any Sublicense Agreement by a Sublicensee.

(d)	all Licensed Rights concerning the Backup Lead shall exist only for [***] months after selection of the Backup Lead unless such Backup Lead is selected as the Lead Compound. For the sake of clarity, after the [***] months period, should the Backup Lead not be selected as the Lead Compound, it shall be considered as a Backup Compound. Furthermore, DEBIOPHARM may, during the [***] month period, perform research and develop the Backup Lead in conjunction with the Lead Compound in accordance with the Joint Research Plan and Development Plan. All such costs shall be borne by DEBIOPHARM.

(e)	For the purposes of clarification, the rights provided in this Agreement allow for one Lead Compound to be Commercialized in DEBIOPHARM’s Product(s), Rights to the Backup Compounds are provided to DEBIOPHARM as alternatives to the Lead Compound and/or Backup Lead.

2.1.5	Transfer of COMPANY Know-How and materials: As soon as possible after the Effective Date, COMPANY shall use its Reasonable Commercial Efforts to transfer, at no costs to DEBIOPHARM (with the exception of COMPANY’s out-of-pocket travel expenses for travel requested by DEBIOPHARM, which travel costs shall be paid for by DEBIOPHARM), all Know-How, as well as any and all information and Data specifically related to the Exclusive Field on the COMPANY Background IP and materials, including UsiRNAs, formulation components and formulated UsiRNAs, which shall be transferred under task No 17, that is necessary for DEBIOPHARM to perform assay development of the Joint Research Plan in the most efficient and effective manner, and in accordance with the Joint Research Plan.

2.2	Grants of rights to COMPANY: DEBIOPHARM hereby grants to COMPANY a [***] license, with the right to grant sublicenses, under Intellectual Property created by DEBIOPHARM during the performance of the Joint Research Plan directly relating to the COMPANY Formulation Technology IP and UNA Platform Technology IP.

3.	JOINT RESEARCH PLAN AND FURTHER DEVELOPMENT

3.1	Joint Research Plan

3.1.1	The Parties have agreed on the Joint Research Plan; COMPANY shall be responsible for the activities listed from No 1 through 13 and partially No 17; DEBIOPHARM shall be responsible for the activities listed from No 14 through 25.

3.1.2

The cost for each of the activities (No 1 through 13 and partially No 17) to be carried out by COMPANY is described in the Joint Research Plan; the total shall not exceed USD [***]; any excess shall be for the account of the COMPANY; the COMPANY undertakes to carry out the activities listed in No 1 through 13 and partially 17; should the costs of the activities for No 1 through 13, and partially No 17 exceed USD [***], the excess will be for the account of the COMPANY; the payment shall be made in [***] instalments of USD [***] by DEBIOPHARM to COMPANY; COMPANY shall send to DEBIOPHARM an original invoice covering the first payment and such payment shall be made within [***] working days of the signature of the Licence Agreement, the second instalment shall be made

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within [***] months of the signature of the Licence Agreement and every [***] months thereafter until the last instalment to be made within [***] months after the Effective Date. DEBIOPHARM shall approve in writing via e-mail the commencement of each task before COMPANY starts such task. Parties, through the JSC, will negotiate and amend the Joint Research Plan, including an amendment to this Agreement (in accordance with Section 19.6) to cover new costs to COMPANY for performance of such amended Joint Research Plan, should a Party require new or additional work not covered in the present Joint Research Plan. COMPANY is under no obligation to provide any new or additional work. DEBIOPHARM reserves the right to have any new or additional work under the amended Joint Research Plan performed by a Third Party as discussed by the JSC and approved by DEBIOPHARM in writing via e-mail.

3.1.3	DEBIOPHARM shall select the Lead Compound and the Backup Lead concurrently from the Collaboration Compounds. DEBIOPHARM may at any time during the [***]-month period after selection, and without justification to COMPANY, decide to abandon the development of the Lead Compound and choose to develop the Backup Lead instead; in such case, the Backup Lead becomes automatically the Lead Compound; at any time, DEBIOPHARM may decide without justification to COMPANY to abandon the Backup Lead and may request, at no additional cost to DEBIOPHARM a Backup Compound from COMPANY on a [***] basis as set forth in Sections 2.1.2(c) and (e); if such Backup Compound selected by DEBIOPHARM as the new Lead Compound is still [***] available in the Field, all the Licensed Rights that apply to the Lead Compound shall apply to the chosen Backup Compound.

3.1.4	COMPANY and DEBIOPHARM shall use their best commercial efforts to perform the activities with reasonable care and professional skills and to deliver the deliverables described in the Joint Research Plan; COMPANY shall perform the Joint Research Plan in accordance with the standard applicable in the pharmaceutical industry, and in all applicable laws and regulations.

3.1.5	COMPANY shall regularly, and in any event upon DEBIOPHARM’S request, provide DEBIOPHARM with full information and shall at any time give DEBIOPHARM any and all information which could have an impact (i) on DEBIOPHARM’s decision to continue or terminate the Joint Research Plan and/or (ii) on DEBIOPHARM’s selection of the Lead Compound and the Backup Lead. During the Joint Research Period, COMPANY shall provide to DEBIOPHARM with reports, the content of such reports to be agreed upon by the JSC, in writing and in electronic format (word) as provided in the Joint Research Plan but in any event at the end of each of the tasks (No 1 through 13) set forth in the Joint Research Plan.

3.1.6	COMPANY shall keep complete and accurate records of all work conducted by it in the course of the Joint Research Plan. All such records will be kept in sufficient details and in a manner consistent with the standard practices in the pharmaceutical industry. Furthermore, COMPANY shall keep in its archive all the results of the Joint Research Plan for a period of minimum [***] years following the completion of the Joint Research Plan and will keep such results and Data available to DEBIOPHARM upon DEBIOPHARM’s request.

3.2	Further Development

3.2.1	Development Responsibilities. After the Joint Research Period, DEBIOPHARM shall be solely responsible for the development of the Product in the Territory and for any communication with Regulatory Authorities in the Territory.

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3.2.2	Development Obligations. DEBIOPHARM shall have the sole responsibility to undertake the development of the Lead Compound, at its sole cost and expense, and shall retain final decision making authority on all development and regulatory matters relating to the Lead Compound and the Product in the Field in the Territory. Notwithstanding the foregoing, DEBIOPHARM shall use Reasonable Commercial Efforts to develop and Commercialize the Product in accordance with the Development Plan. For the sake of clarity, DEBIOPHARM may, at its discretion, cost and responsibility, subcontract any development activity to a third party.

3.2.3	Decision-making Authority. DEBIOPHARM shall have final decision-making authority regarding adjustments to the Development Plan, provided however that such adjustments shall not result in DEBIOPHARM disrupting the development of the Lead Compound for more than [***] consecutive months.

3.2.4	Reports. DEBIOPHARM shall provide to COMPANY within ninety (90) days as of the end of each calendar year a report detailing the progress made with respect to the development of the Lead Compound.

4.	JOINT STEERING COMMITTEE

4.1	Establishment of the Joint Steering Committee. Within a reasonable period of time after the Effective Date, the Parties shall establish a JSC of four (4) committee members, consisting of two (2) representatives designated by each Party, to oversee and control the implementation of this Agreement between the Parties and the development and Commercialization of Product in the Territory. Either Party shall also choose one of its representatives to serve as a co-chair of the JSC who will be responsible, along with the other co-chair, for the preparation and distribution of agendas and for coordinating the drafting of minutes. Each Party may replace its JSC representative at any time upon written notice to the other. A Party’s representative on the JSC shall be authorized to act on behalf of such Party until written notice of the removal of such representative is received by the other Party. If a representative of a Party is unable to attend a meeting, such Party may designate an alternate representative to attend such meeting. A Party may change one or more of its representatives to the JSC at any time upon notice to the other Party.

4.2	Duration, Scope of Authority and Responsibilities of the Joint Steering Committee. The JSC shall continue in existence until the termination or expiration of this Agreement or until the Parties mutually agree in writing to disband or alter the activities of the JSC. The JSC shall (i) review and comment on the results of each task set forth in the Joint Research Plan and address any issues that may arise under the Joint Research Plan, (ii) review and comment the Development Plan, (iii) address and coordinate resolution of issues that may arise relating to the transfer of Know-How, materials and other technology between the Parties, (iv) address issues that may arise relating to the Commercialization of Product, (v) perform general oversight of any other issues arising out of this Agreement or the subject matter contained herein, and (vi) address such other issues and matters as are expressly specified in this Agreement or as the Parties may agree from time to time.

4.3

Meeting of the Joint Steering Committee. The JSC shall meet no less frequently than twice per calendar year during the Joint Research Period and once per year thereafter; in any event, the JSC may meet at such other times as deemed appropriate by the JSC. A quorum of the JSC shall exist whenever there is present at a meeting at least one representative appointed by each Party. The meetings of the JSC shall take place alternately in Lausanne and Bothell, or any other places as are mutually agreed. For clarity, during the Joint Research Period, the JSC shall meet in person for two meetings.

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Thirty (30) days’ prior written notice of each meeting shall be provided to the representatives, unless such notice is waived in writing by the representatives. The JSC may also convene, or be polled or consulted, from time to time by means of communications, video conferencing or written (including electronic) correspondence, as deemed necessary or appropriate. In addition, either Party may, at its discretion, invite a reasonable number of non-voting employees, consultants or scientific advisors to attend the meeting of the JSC, provided that such invitees are bound by appropriate confidentiality obligations. In addition, the Parties’ scientific teams shall meet on a monthly basis via videoconference or teleconference to discuss the progress of the research and results received under the Joint Research Plan.

4.4	Decisions of the Joint Steering Committee. All decisions of the JSC shall be made by consensus. Notwithstanding the foregoing, [***].

5.	MANUFACTURING

DEBIOPHARM shall have the [***] right to manufacture, or have manufactured the Lead Compound, the Backup Lead and the Product. DEBIOPHARM will, at its own discretion, determine the sites for the manufacture, release and supply of the Lead Compound, the Backup Lead and the Product.

6.	COMMERCIALIZATION

DEBIOPHARM shall be solely responsible for the Commercialization of the Product in the Territory, including without limitation the pricing and reimbursement strategy.

7.	COMPETING PRODUCT

COMPANY agrees that it will not research, have researched, develop, have developed, register, have registered, manufacture, have manufactured, market, promote, sell, offer for sale, or distribute in the Territory any Competing Product from the Effective Date until [***] years after the date of the First Commercial Sale of the Product in any country of the Territory (the “Non Compete Period”). For the avoidance of doubt, this Section does not restrict or prohibit COMPANY from licensing or sublicensing any Formulation Technology IP, UNA Platform Technology IP, or other Intellectual Property owned or Controlled by COMPANY and not subject to this Agreement, to a Third Party in any field except as set forth in the Licensed Rights; until selection of the Collaboration Targets or [***] months from execution of this Agreement, whichever occurs first, this Section prohibits COMPANY from granting any license under the COMPANY IP (except the Formulation Technology IP, UNA Platform Technology IP and IP specifically covering [***] and [***]) to a Third Party; any information disclosed by DEBIOPHARM in relation to the Collaboration Targets to be selected shall be considered as Confidential Information and may not be used in any manner by COMPANY. [***].

8.	CONSIDERATION

8.1	Consideration. As consideration for the Licensed Rights, DEBIOPHARM shall pay to COMPANY the amounts set forth in this Article 8.

8.2	Joint Research Plan: the costs of performance by each Party of the Joint Research Plan shall be borne by DEBIOPHARM as described in Section 3.1.2.

8.3

Milestones. DEBIOPHARM shall pay the non-refundable Milestone Payments set forth in this Section 8.3, for each of the following milestone events, whether such milestone event is achieved by DEBIOPHARM, its Affiliates or Sublicensees, or any Third Party acting on

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behalf of DEBIOPHARM, its Affiliates or Sublicensees. Milestone Payments shall be paid only once regardless of how many times a Product achieves the corresponding milestone event, and no payment shall be due for any milestone event which is not achieved, except as set forth in the last sentence of this Section 8.3. For clarity, there shall be no additional Milestone Payments even if the Product is developed in more than one indication in the Field, and there shall be no additional Milestone Payments even if DEBIOPHARM develops more than one Product within the Field.

Milestone events	Milestone Payments payable to COMPANY in USD
Research Milestone Payments
[***]	[***]
[***]	[***]
[***]	[***]
Development Milestone Payments
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

DEBIOPHARM shall provide COMPANY with written notice within [***] Business Days of the occurrence of any of the foregoing milestone events and the Milestone Payments are payable by DEBIOPHARM to COMPANY within [***] days from receipt of an invoice issued by COMPANY. In the event that a given milestone event is realized and becomes payable but any milestone event(s) that constitutes a prior step was never realized and was never paid to COMPANY, such prior milestone event(s) shall automatically be deemed to have occurred and become due and payable simultaneously with such occurring milestone event.

8.4	Credit against the Milestone Payments. The Milestone Payments shall be credited against the Sublicensing Payments to be paid to COMPANY in accordance with Section 8.5 hereof, provided that the overall amount of the Sublicensing Payments exceeds the aggregate of the Milestone Payments actually paid to COMPANY in accordance with Section 8.3 hereof.

8.5	Sublicensing Payments. COMPANY shall receive [***] percent ([***]%) of all Sublicensing Revenues received by DEBIOPHARM and its Affiliates subject to the credits set forth in Section 8.4 hereof. Payment of Sublicensing Payments shall be made to COMPANY within [***] days as of receipt by DEBIOPHARM or its Affiliate of Sublicensing Revenues.

8.6	Royalties. COMPANY shall receive as Royalties the following amounts in those countries of the Territory during the Royalty Term:

Net Sales per calendar year by Sublicensees	Royalty Sharing
<USD [***]	[***]%

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between USD [***] and USD [***]	[***]%
>USD [***]	[***]%

8.7	Third Party Royalties. If during the Term, DEBIOPHARM, its Affiliate or Sublicensee obtains a license from a Third Party, or continues in effect any license in existence as of the Effective Date with any Third Party in order to avoid infringing such Third Party Intellectual Property Rights in the course of the sale of Product by DEBIOPHARM, its Affiliate or Sublicensee in a country, the Milestones and Royalties payable with respect to such Product in such country shall be reduced by an amount equal to the Third Party Royalties paid by DEBIOPHARM, its Affiliate or Sublicensee, but in no case will the Milestones and the Royalties be reduced to less than [***] percent ([***]%) of the Milestones or the Royalty. Upon request from COMPANY, DEBIOPHARM will provide evidence of payments of such Third Party Royalties.

8.8	Generic Products. It is agreed that the royalties payable to COMPANY shall be at the rates shown above on the condition that, during the applicable period, no third party will enter the market in the relevant country with Generic Products. If and when it is determined by DEBIOPHARM based on a reference database such as IMS, that (i) Generic Products have entered a market and (ii) such penetration of Generics exceeds a market share of [***] percent ([***]%) of the aggregate unit sales of such Product in a country and in a calendar quarter, the royalty to be paid to COMPANY for that market will be reduced by the same percentage as the royalty reduction or percentage reduction of royalties received from the Sublicensee by DEBIOPHARM.

9.	PAYMENTS

9.1	Royalties. Royalties shall be paid by DEBIOPHARM to COMPANY [***], within [***] days as of the end of each [***] in which Sublicensee Royalties are received by DEBIOPHARM or its Affiliates.

9.2	Sublicensing Payments. Sublicensing Payments shall be paid by DEBIOPHARM to COMPANY within [***] days from receipt of Sublicensing Revenues by DEBIOPHARM or its Affiliates.

9.3	Payments. Payments shall be made in US Dollars to the bank account indicated by COMPANY. If Net Sales or payments to DEBIOPHARM and its Affiliates of Sublicensee Royalties and/or Sublicensing Revenues are made in another currency than US Dollars, DEBIOPHARM shall convert such amounts in US Dollars for the purpose of the calculation of the Royalties and Sublicensing Payments by applying the average interbank exchange rate as published on www.oanda.com for the last day of each month within the Calendar Quarter for which payment to COMPANY is due. All costs associated with payments to COMPANY, including the costs of wire transfers, shall be paid by DEBIOPHARM and shall not be deducted from the payments to COMPANY.

9.4	Late Payments. Any payment under this Agreement that is not timely paid shall bear interest at the annual rate of [***] percent ([***]%) or the maximum amount allowed by Applicable Law, whichever is less; provided, however, that DEBIOPHARM shall have a grace period of ten (10) Business Days after the payment is due in order to make the payment, and interest shall not be applied until expiration of such grace period.

9.5	Taxes. Either Party shall pay all income, revenue, value added, and other taxes on account of payments accruing or made under this Agreement.

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9.6	Audits. DEBIOPHARM shall maintain and shall cause its Affiliates and Sublicensees to maintain full, true and accurate books of account containing all particulars that may be necessary for the purpose of calculating all Royalties and Sublicensing Payments due under this Agreement. Such books of account shall be kept at their principal place of business. DEBIOPHARM, its Affiliates and Sublicensees shall permit COMPANY, by independent qualified public accountants selected by COMPANY and reasonably acceptable to DEBIOPHARM, to examine such books and records at any reasonable time, but not later than [***] years following the rendering of any corresponding reports, accountings and payments pursuant to this Agreement. The foregoing right of review may be exercised only once during each calendar year. Such accountants may be required by DEBIOPHARM, its Affiliates and Sublicensees to enter into reasonably acceptable confidentiality agreements, and in no event shall such accountants disclose to COMPANY any information other than such as relates to the accuracy of reports and payments made or due hereunder. The opinion of said independent accountants regarding such reports, accountings and payments shall be binding on the Parties other than in the case of manifest error. COMPANY shall bear the cost of any such examination and review; provided that if the inspection and audit show an underpayment of Royalties or Sublicensing Payments due to COMPANY of more than [***] percent ([***]%) of the amount due for the applicable accounting period, then DEBIOPHARM shall promptly reimburse COMPANY for all costs incurred in connection with such examination and review. DEBIOPHARM shall promptly pay to COMPANY the amount of such underpayment revealed by an examination and review.

10.	INTELLECTUAL PROPERTY RIGHTS AND INFRINGEMENT

10.1	Inventions.

10.1.1	Ownership

(a)	Intellectual Property generated by COMPANY under tasks no. 1 through 13 of the Joint Research Plan shall be Joint IP except for COMPANY UsiRNA Technology IP, which shall remain vested in COMPANY.

(b)	Intellectual Property generated by COMPANY and DEBIOPHARM under task no. 17 of the Joint Research Plan shall be Joint IP.

(c)	Intellectual Property generated by DEBIOPHARM under tasks no. 14 through 25 (excluding task no. 17) shall be solely owned by DEBIOPHARM. In the event that DEBIOPHARM develops such IP on COMPANY Formulation Technology IP and/or UNA Platform Technology IP, DEBIOPHARM shall promptly notify COMPANY and provide COMPANY any information and documents necessary for COMPANY to understand and use DEBIOPHARM IP directly relating to the COMPANY Formulation Technology IP and UNA Platform Technology IP.

(d)	All other Intellectual Property generated by each Party during the Term of this Agreement but not under the Joint Research Plan shall be solely owned by the Party that generated such Intellectual Property.

(e)	Determination of inventorship shall be made in accordance with US patent laws.

10.1.2	Rights to and Use of Joint IP.

(a)	COMPANY’s rights in any Joint IP shall be included within the Licensed Rights.

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(b)	After selection of the Lead Compound and Backup Lead, COMPANY may:

(i)	use for internal research purposes in the Other Field any Joint IP for any purpose, except for the Lead Compound, the Backup Lead (during the [***]-month period) and Product, in the Territory, without accounting to or obtaining the approval of DEBIOPHARM.

(ii)	[***] license its interest in any Joint IP outside of the Lead Compound, Backup Lead and Product to a Third Party in the Other Field. As soon as it becomes publicly available, written notice will be provided by COMPANY to DEBIOPHARM, and, in compliance with SEC requirements, COMPANY shall disclose to DEBIOPHARM material information concerning the license, including the field of use and indication, and may provide a copy of the redacted [***] license.

(iii)	[***] license its interest in any Joint IP directly related to Formulation Technology IP and/or UNA Platform Technology IP outside of the Lead Compound, Backup Lead and Product to a Third Party in the Field. As soon as it becomes publicly available, written notice will be provided by COMPANY to DEBIOPHARM, and, in compliance with SEC requirements, COMPANY shall disclose to DEBIOPHARM material information concerning the license, including the field of use and indication, and may provide a copy of the redacted [***] license.

(iv)	Except for any rights in the Joint IP expressly granted to COMPANY under this Agreement, no further right to use, exploit, or license in any manner the COMPANY’s interest in any Joint IP is hereby granted to COMPANY. For the avoidance of doubt, COMPANY may not grant any [***] license in any Joint UsiRNA Technology IP to a Third Party in the Other Field, nor grant any license in any Joint UsiRNA Technology IP covering the Lead Compound or Backup Lead to a Third Party in the Field.

(c)	After selection of the Lead Compound and Backup Lead, and except for the Lead Compound, the Backup Lead and the Product, DEBIOPHARM may [***] license its interest in any Joint IP to a Third Party in the Other Field. As soon as it becomes publicly available, written notice will be provided by DEBIOPHARM to COMPANY, and DEBIOPHARM shall disclose to COMPANY material information concerning the license, including the field of use and indication, and may provide a copy of the redacted [***] license. For the avoidance of doubt, DEBIOPHARM may not grant any [***] licence in any Joint IP not covering Lead Compound or Backup Lead to a Third Party in the Other Field.

10.2	Patent Prosecution :

(i)

Formulation Technology IP and UNA Platform Technology IP: at all time during this Agreement, all pending patent applications and issued patents included in Formulation Technology IP and UNA Platform Technology IP shall be prepared, prosecuted, filed and maintained, at COMPANY’s costs, by outside patent counsel chosen by COMPANY. COMPANY shall, or shall instruct patent counsel to, keep DEBIOPHARM regularly informed of the progress of the prosecution, issuance and maintenance of all such patent applications and patents and be available to discuss any issues and answer any questions DEBIOPHARM may have. COMPANY will not finally abandon any patent application or patent rights included in the Formulation Technology IP and UNA Platform Technology IP without first notifying DEBIOPHARM in writing; should DEBIOPHARM fail to

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respond in writing within [***] days of such notice, DEBIOPHARM shall be deemed to have given its approval to COMPANY’s course of action.

(ii)	COMPANY UsiRNA Technology IP:

(a)	until DEBIOPHARM’s selection of the Lead Compound and the Backup Lead, all pending patent applications and issued patents included in the COMPANY UsiRNA Technology IP shall be prepared, prosecuted, filed and maintained, at COMPANY’s costs, by outside patent counsel chosen by COMPANY, provided that if COMPANY changes outside patent counsel, COMPANY shall first seek approval of DEBIOPHARM, such approval not to be unreasonably withheld. COMPANY shall, or shall instruct patent counsel, to keep DEBIOPHARM regularly informed of the progress of the prosecution, issuance and maintenance of all such patent applications and patents, and be available to discuss any issues and answer any questions DEBIOPHARM may have and take reasonable comments made by DEBIOPHARM into consideration. If COMPANY decides to finally abandon or not to maintain any patent application or patent included in the COMPANY UsiRNA Technology IP, COMPANY shall provide DEBIOPHARM with [***] days’ prior written notice of such determination (or, at COMPANY’s sole discretion such other period of time reasonably necessary to allow DEBIOPHARM to assume such responsibilities). In such event, DEBIOPHARM shall have the right, at its option, to control the filing, prosecution and/or maintenance of any such COMPANY UsiRNA Technology IP at its own expense in the name of COMPANY. DEBIOPHARM shall have the sole right, in good faith, to determine whether to seek or obtain any patent term extension(s), restoration(s) or the like that may be available in the future with respect to the COMPANY UsiRNA Technology IP in any part of the Territory.

(b)

After selection of the Lead Compound and Backup Lead, DEBIOPHARM shall take over and assume the sole responsibility for the preparation, prosecution, filing and maintenance, at DEBIOPHARM’s costs, by outside patent counsel chosen by DEBIOPHARM of all pending patent applications and issued patents included in the COMPANY UsiRNA Technology IP for the sole purpose of covering and protecting the Lead Compound and/or the Backup Lead as used in the Product provided that such rights shall be expressly subject to the obligations of DEBIOPHARM to (i) keep COMPANY regularly and timely informed of the filing, progress, issuance and maintenance of all such patent applications and patents, including the provision to COMPANY of copies of counsel’s invoices directly related to the COMPANY UsiRNA Technology IP covering the Lead Compound and/or the Backup Lead; (ii) give COMPANY reasonable opportunity to comment on the type and scope of useful claims and the nature of supporting disclosures and as soon as DEBIOPHARM is of summon receipt of prior written notice of all meetings and material communications with any patent authorities concerning the COMPANY UsiRNA Technology IP and covering the Lead Compound and/or the Backup Lead; (iii) consider in good faith comments received from COMPANY or its outside patent counsel; (vi) not to finally abandon any patent application or patent included in the COMPANY UsiRNA Technology IP covering the Lead Compound and/or the Backup Lead without COMPANY’s prior written consent. For purposes of clarity, COMPANY shall have the right, but without negatively impacting DEBIOPHARM’s rights under this Section 10.2(ii)(b), and with the prior written agreement of DEBIOPHARM, to prepare, prosecute, file and maintain, at COMPANY’s costs, by outside patent counsel chosen by COMPANY, any and all Inventions on COMPANY UsiRNA

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Technology IP not covering and protecting the Lead Compound and/or Backup Lead.

DEBIOPHARM shall have no obligation to prepare, prosecute, file and maintain any of pending patent applications and issued patents included in the COMPANY UsiRNA Technology IP not covering and protecting the Lead Compound, the Backup Lead or the Product, which shall continue to be ruled by Section 10.2(ii)(a).

(iii)	Prosecution and Maintenance of Joint Patents. DEBIOPHARM shall control the filing, prosecution and maintenance of the Joint Patents in the Territory including, but not limited to, filing applications for, and obtaining, patent term extensions, supplemental protection certificates and the like. DEBIOPHARM shall bear any and all Joint Patents costs. All applications and filings shall be made in the name of DEBIOPHARM and COMPANY. Any material decision (e.g. decisions resulting in a limitation of the scope of the claims, abandonment of one or more countries, and the like) to be made in connection with filing, prosecution and maintenance of the Joint Patents shall be made by DEBIOPHARM after consultation with COMPANY. DEBIOPHARM will reasonably consider COMPANY’s input. If DEBIOPHARM determines not to file, to abandon or not to maintain any Joint Patent in the Territory, then DEBIOPHARM shall provide COMPANY with [***] days’ prior written notice of such determination (or, at DEBIOPHARM’s sole discretion, such other period of time reasonably necessary to allow COMPANY to assume such responsibilities). In such event, COMPANY shall have the right, at its option, to control the filing, prosecution and/or maintenance of any such Joint Patent at its own expense in the name of DEBIOPHARM and COMPANY. In such event, such Joint Patent shall be ruled by Section 10.2(ii)(a).

(iv)	DEBIOPHARM and COMPANY each hereby disclaims any representations or warranties, express or implied, as to whether a patent is granted or not or held valid or not. Each Party shall use commercially reasonable standards for prosecution of Patents under Section 10.2.

(v)	Prosecution and Maintenance of DEBIOPHARM Patents. DEBIOPHARM shall have the right to prepare, file, prosecute and maintain all DEBIOPHARM Patents at its own expense, by outside patent counsel chosen by DEBIOPHARM, in the name of DEBIOPHARM, in the world. DEBIOPHARM shall, or shall instruct patent counsel, to keep COMPANY regularly informed of the progress of the prosecution, issuance and maintenance of all patent applications and patents within the DEBIOPHARM Patents that are specifically related to the Formulation Technology IP and UNA Platform Technology IP, and shall be available to discuss any issues and answer any questions COMPANY may have and take reasonable comments made by COMPANY into consideration. If DEBIOPHARM decides to finally abandon or not to maintain any such patent application or patent within the DEBIOPHARM Patents that are specifically related to the Formulation Technology IP and UNA Platform Technology IP, DEBIOPHARM shall provide COMPANY with [***] days’ prior written notice of such determination (or, at DEBIOPHARM’s sole discretion, such other period of time reasonably necessary to allow COMPANY to assume such responsibilities). In such event, COMPANY shall have the right, at its option, to control the filing, prosecution and/or maintenance of any such DEBIOPHARM Patents and patent applications specifically related to the Formulation Technology IP and UNA Platform Technology IP at its own expense in the name of DEBIOPHARM.

10.3	Patent Infringement.

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(a)	Notice: Either Party shall promptly notify the other Party in writing if it reasonably believes that any Patent included in the Licensed Rights or a Joint Patent is being, or has been, infringed or misappropriated by a Third Party in any country of the world.

(b)	Prosecution of Patent Infringement. The Party responsible for Patent prosecution as set forth in Section 10.2 shall have the first right, but not the obligation, to prosecute infringement in the Territory. In the case of infringement of a Joint Patent (DEBIOPHARM being the responsible party under Section 10.2(iii)), it is agreed that COMPANY may not prevent DEBIOPHARM from starting and conducting a lawsuit. In each such case, the responsible Party shall bear all costs and expenses with respect to any such prosecution and shall retain all related recoveries. The responsible Party shall notify the other Party of such infringement and keep the other Party reasonably informed with respect to the disposition of any action taken in connection therewith and shall reasonably consider the other Party’s comments on any such action. Any damages or recovery from such action, including any settlement therefrom, shall be allocated first to the reimbursement of any costs and expenses incurred in conducting such litigation, with the remainder of any such recoveries to be retained by the responsible Party provided that, if the responsible Party is DEBIOPHARM, DEBIOPHARM shall pay Royalties to COMPANY in accordance with Section 8.6 hereof with respect to the lost sales of Product represented by such recovery; if such lost sales amount is not ascertainable, then Royalties shall be calculated on the remainder of any such recovery amount itself. The responsible Party shall not settle any claim involving the Patents that would limit or compromise the scope, validity or enforceability of any Patent included in the Licensed Rights or a Joint Patent without the consent of the other Party, which consent shall not be unreasonably withheld. If the responsible Party does not bring action to prosecute infringement of a Patent included in the Licensed Rights or a Joint Patent in the Territory within [***] days after notification thereof to or by the responsible Party pursuant to this Section, then the other Party shall have the right to initiate an action against any Third Party engaged in such infringement directly or contributorily in the Territory. In such case, the other Party shall bear all costs and expenses with respect to any such prosecution and shall retain all related recoveries. In any action for infringement of the Patents included in the Licensed Rights or a Joint Patent by a Third Party in the Territory, the Parties shall provide each other with reasonable cooperation and assistance and if required by law that each owner of a Joint Patent must be plaintiff, the non prosecuting Party shall be obliged to participate into the proceedings as plaintiff, each Party bearing its own costs.

10.4	DEBIOPHARM Trademarks. DEBIOPHARM shall identify and select one or more DEBIOPHARM Trademarks to be used to register, sell, license, distribute and promote the Product in the Territory. DEBIOPHARM shall own all DEBIOPHARM Trademarks and the corresponding goodwill and, at its cost, shall be responsible for procurement, registration, maintenance and enforcement of any of the DEBIOPHARM Trademarks. Unless otherwise agreed in writing between the Parties, COMPANY shall not avail itself of any license on any DEBIOPHARM Trademark or any other trademark of DEBIOPHARM, shall not register or use any trademark of DEBIOPHARM and shall not license, register or use any trademark or trade name which is the same as, or confusingly similar to, any trademark of DEBIOPHARM. COMPANY shall not use any trade dress used by DEBIOPHARM or confusingly similar to any trade dress used by DEBIOPHARM.

10.5	Infringement of DEBIOPHARM Trademarks. COMPANY shall promptly notify DEBIOPHARM in writing of any infringement of a DEBIOPHARM Trademark in the

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Territory that comes to its knowledge. DEBIOPHARM shall have the sole right, but not the obligation, to initiate proceedings against, or defend Claims made by, any person in connection with any of the DEBIOPHARM Trademarks. The commencement, strategies, termination, settlement or defense of any action relating to the validity of the DEBIOPHARM Trademarks shall be decided by DEBIOPHARM. Any such proceedings shall be at the expense of DEBIOPHARM. Any damages or costs recovered by DEBIOPHARM as a result of any such proceedings or Claims shall be at the sole benefit and account of DEBIOPHARM.

11.	TERM, EXPIRY AND TERMINATION

11.1	Term. This Agreement shall enter in force as of the Effective Date and remain in effect until the expiry of the Royalty Term, unless earlier terminated in accordance with this Article 11 or as otherwise agreed in writing by the Parties.

11.2	Termination by Either Party. Either Party may terminate this Agreement by written notice to the other Party if the other Party:

(i)	is in material breach of any of its obligations under this Agreement which is not remediable, or if remediable, has not been remedied within sixty (60) days of written notice requiring it to be remedied; or

(ii)	the other Party ceases or threatens to cease to trade or becomes or is deemed insolvent, is unable to pay its debts as they fall due, files for bankruptcy, has a receiver, administrative receiver, administrator or manager appointed over the whole or any part of its assets or business, makes any composition or arrangement with its creditors or an order of resolution is made for its dissolution or liquidation (other than for the purpose of solvent amalgamation or reconstruction), or takes or suffers any similar or analogous procedure, action or event in consequence of debt in any jurisdiction.

11.3	Termination by DEBIOPHARM in its Sole Discretion:

(a)	during the Joint Research Period, DEBIOPHARM may terminate the Agreement and the activities under the Joint Research Plan without cause and at any time by giving sixty (60) days’ written notice to COMPANY, and with no further payments to COMPANY (aside from any previously accrued payment obligation); upon termination of the Agreement, COMPANY shall send a final invoice with the total fees and expenses incurred during the Joint Research Period until the effective date of termination of the Agreement and the balance shall be either paid by DEBIOPHARM to COMPANY or reimbursed by COMPANY to DEBIOPHARM; and

(b)

after the Joint Research Period, and until the grant of the first Marketing Authorization for the Product in the Territory, DEBIOPHARM may terminate this Agreement at any time by giving ninety (90) days’ written notice to COMPANY, and with no further payments to COMPANY (aside from any previously accrued payment obligation), if DEBIOPHARM determines in its sole discretion that scientific, technical, regulatory or economic reasons provide grounds for DEBIOPHARM to cease further pursuit of the development. After the grant of the first Marketing Authorization for the Product in the Territory, DEBIOPHARM may terminate this Agreement at any time by giving one hundred and eighty (180) days’ written notice to COMPANY, and with no further payments to COMPANY (aside from any previously accrued payment obligation), if DEBIOPHARM determines in its sole discretion that scientific, technical, regulatory or economic

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reasons provide grounds for DEBIOPHARM to cease further pursuit of the purposes and objectives of this Agreement.

12.	EFFECT OF EXPIRY AND TERMINATION

12.1	No Impact on Prior Rights. Any termination or expiry of this Agreement shall be without prejudice to any rights or obligations which have accrued to either Party.

12.2	Perpetual License. If this Agreement expires due to the expiry of the Royalty Term under Section 11.1 hereof, and is not earlier terminated, DEBIOPHARM shall have, with effect from the date of expiry of this Agreement in a country of the Territory, a [***] license under the Licensed Rights to develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Lead Compound and/or the Product in the Field in such country of the Territory.

12.3	Termination by DEBIOPHARM for COMPANY’s Breach or Bankruptcy. If this Agreement is terminated by DEBIOPHARM pursuant to Section 11.2 hereof, DEBIOPHARM shall retain a [***] license under the Licensed Rights to develop, have developed, improve, have improved, register, have registered, make, have made, use, have used, market, store, package, label, sell, distribute, export and import the Lead Compound and/or the Product in the Field in the Territory. DEBIOPHARM shall also have the option, in its sole discretion, (i) to keep its inventory of Product in order to sell or to otherwise dispose of it or (ii) to require that COMPANY repurchase such inventory of Product at cost from DEBIOPHARM.

12.4	Termination by COMPANY for DEBIOPHARM’s Breach or Bankruptcy. If this Agreement is terminated by COMPANY pursuant to Section 11.2 hereof, all licenses granted to DEBIOPHARM under this Agreement shall terminate and all License Rights shall revert to COMPANY at no cost to COMPANY. DEBIOPHARM shall promptly make an accounting to COMPANY of the inventory of the Product it has in its stock as at the date of such termination. COMPANY shall have the option, in its sole discretion, (i) to repurchase or to cause a Third Party or an Affiliate designated by COMPANY to repurchase DEBIOPHARM’s inventory of Product at cost from DEBIOPHARM, or (ii) to authorize DEBIOPHARM to continue selling its inventory of Product for a period not to exceed six (6) months after such termination. DEBIOPHARM shall, at its cost, promptly assign or reassign to COMPANY or to a Third Party or Affiliate designated by COMPANY the then existing Marketing Authorizations for the Product.

12.5	Termination by DEBIOPHARM. If this Agreement is terminated by DEBIOPHARM pursuant to Section 11.3 hereof, all licenses granted to DEBIOPHARM under this Agreement shall terminate and all License Rights shall revert to COMPANY at no cost to COMPANY. DEBIOPHARM shall promptly make an accounting to COMPANY of the inventory of the Product it has in its stock as at the date of such termination. COMPANY shall have the option, in its sole discretion, (i) to repurchase or to cause a Third Party or an Affiliate designated by COMPANY to repurchase DEBIOPHARM’s inventory of Product at cost from DEBIOPHARM, or (ii) to authorize DEBIOPHARM to continue selling its existing inventory of Product for a period not to exceed [***] months after such termination. DEBIOPHARM shall, at its cost, promptly assign or reassign to COMPANY or to a Third Party or Affiliate designated by COMPANY the then existing Marketing Authorizations for the Product.

12.6	In the event this Agreement is terminated by DEBIOPHARM in accordance with Section 11.3 hereof, upon COMPANY request and undertaking to pay to DEBIOPHARM [***]% of

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all income and considerations received by COMPANY from any sublicensees for the Product in the Field:

(a)	the Data developed by DEBIOPHARM shall be transferred to COMPANY; and/or

(b)	DEBIOPHARM’s rights and interest in the Joint IP, created under the Joint Research Plan shall be exclusively licensed to COMPANY; and/or

(c)	DEBIOPHARM’s rights and interest in its sole IP created under the Joint Research Plan (tasks 14 through 25 except task 17) shall be [***] licensed to COMPANY, in the Field and in the Territory,

it being understood that the obligation to pay [***]% of all income and considerations shall apply even if COMPANY requests for the transfer of only one of (a), (b) or (c).

12.7	Other Consequences of an Early Termination. In the event of an early termination of this Agreement,

(a)	Either Party shall:

(i)	make its personnel reasonably available to the other Party as necessary to effect an orderly transition of development and commercial responsibilities, with the reasonable cost of such personnel to be borne by the transferring Party for such services, and

(ii)	assign and transfer to the other Party, and execute all such documents as may be reasonably required to transfer hereunder, at no expense to the other Party, all of the Party’s right, title and interest in the following to the extent they pertain to the Product and all Regulatory Filings, Marketing Authorizations and clinical trial agreements (to the extent assignable and not cancelled).

(b)	No compensation or refund shall be due by either Party to the other Party, otherwise than damages for a material breach of this Agreement as determined by a court of competent jurisdiction.

(c)	Unless otherwise agreed in writing by the Parties, the termination of this Agreement shall cause the automatic termination of all ancillary agreements related hereto executed at any time as of the Effective Date, to the exception of non-disclosure agreements.

13.	WARRANTIES

13.1	Mutual Representations and Warranties. Either Party hereby represents and warrants as follows:

(a)	It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.

(b)

On the Effective Date, (i) it has the full right and authority to enter into this Agreement and perform its obligations hereunder, (ii) is not aware of any impediment that would prevent it from entering into this Agreement or that would

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inhibit its ability to perform its obligations under this Agreement, (iii) it has taken all necessary corporate actions on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and (iv) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c)	It has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other Party under this Agreement, and has not taken any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or materially adversely affect the rights granted to the other Party under this Agreement. The performance and execution of this Agreement will not result in a breach of any other contract to which it is a party.

(d)	On the Effective Date, it is not aware of any action, suit, inquiry or investigation instituted by any Third Party that questions or threatens the validity of this Agreement.

(e)	To the best of its knowledge, either Party has, on the Effective Date, the right to grant to the other Party the rights and licenses granted by such Party to the other Party pursuant to this Agreement.

(f)	Either Party has, on the Effective Date, the necessary qualified personnel, equipment, Know-How and other means to perform its duties under this Agreement in a timely manner in accordance with the terms hereof.

(g)	All necessary consents, approvals and authorizations of all Governmental Authorities and other Persons required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained.

13.2	COMPANY Representations and Warranties. COMPANY hereby represents and warrants that as of the Effective Date:

(a)	COMPANY has the right to grant to DEBIOPHARM the rights that COMPANY purports to grant DEBIOPHARM hereunder; COMPANY is the owner of, or Controls, the Licensed Rights to the COMPANY Background IP, free and clear of all liens or security interests.

(b)	COMPANY has the right to grant to DEBIOPHARM the rights that COMPANY purports to grant DEBIOPHARM hereunder; COMPANY is the owner of, or Controls [***] the Licensed Rights to the COMPANY UsiRNA Technology IP, free and clear of all liens or security interests.

(c)	COMPANY does not own or Control any other patents, know-how or intellectual property rights or otherwise have the right to use or practice any rights under any patents that are not included in the Licensed Rights and that would be necessary for the development, manufacture, marketing, promotion, use, sale, import or export of the Lead Compound, the Backup Lead or the Product.

(d)	COMPANY is not aware of or has not received any claim or threat from Third Parties regarding infringement of the rights of any Third Party by the Licensed Rights.

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(e)	COMPANY is not aware of or has not given any notice to any Third Party about infringement by such Third Party of all or any portion of the Licensed Rights.

(f)	COMPANY has disclosed to DEBIOPHARM the results of all preclinical and clinical testing and other Data relevant to the bladder cancer in its possession or control or that are known to COMPANY on the Effective Date. COMPANY has not withheld any information, including Data that, in COMPANY’s reasonable judgement, is material to treatment of bladder cancer and to the performance of the Joint Research Plan. All information and Data disclosed by COMPANY to DEBIOPHARM are complete and accurate in all material respects.

(g)	There is no litigation pending against COMPANY with respect to all or any portion of the Licensed Rights.

(h)	COMPANY has not received any research grant from, or entered into any agreement with, any governmental body with regard to the Collaboration Target, the Collaboration Molecules or the Collaboration Candidates.

(i)	Exhibit 3 sets forth an accurate and complete list of all COMPANY Patents at the Effective Date.

(j)	COMPANY has not committed any act, or omitted to commit any act, that may cause the Patents to expire prematurely or be declared invalid or unenforceable.

(k)	All documents and materials provided by COMPANY to DEBIOPHARM do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, are not misleading, and COMPANY has not failed to disclose to DEBIOPHARM any material and relevant fact or circumstance known to COMPANY relating to any of the COMPANY Background IP that would be reasonably material to DEBIOPHARM in connection with this Agreement.

13.3	No Other Representations or Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY OTHER WRITTEN AGREEMENT BETWEEN THE PARTIES, THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF, AND EITHER PARTY EXPRESSLY DISCLAIMS, ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF DESIGN, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

13.4	COMPANY’s covenants.

(a)	It will not grant any interest in the COMPANY Patents and in COMPANY’s interest in any Joint IP which is inconsistent with the terms and conditions of this Agreement.

(b)	It will not transfer or assign, in all or in parts, its right, title or interest in or to the COMPANY Intellectual Property Rights or the Joint IP to any Third Party without DEBIOPHARM’s prior written consent, which consent shall not be unreasonably withheld, except under a Change of Control event.

(c)	COMPANY covenants that COMPANY shall use its best efforts not to commit any act nor fail to perform any act that would negatively impact the rights granted to DEBIOPHARM under the Licensed Rights or performance of this Agreement.

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13.5	Mutual Covenants. Either Party covenants the following:

(a)	That it shall comply in all material respects with all Applicable Laws applicable to the license, development, manufacture or Commercialization of the Lead Compound, the Backup Lead and the Product.

(b)	That it shall disclose promptly to the other Party all information in its possession or control and as to which it becomes aware concerning side effects, injury, toxicity or sensitivity reaction and incidents or severity thereof with respect to the Lead Compound and the Product.

14.	INDEMNIFICATION

14.1	Indemnification by DEBIOPHARM. DEBIOPHARM agrees to indemnify, hold harmless and defend COMPANY and its Affiliates and their respective directors, officers, employees and agents (collectively the “COMPANY Indemnitees”) from and against any and all Claims, expenses and/or loss, cost of defense (including without limitation reasonable attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) and any other amounts (collectively “Losses”) that any COMPANY Indemnitee becomes legally obligated to pay to a Third Party, because of any Claim or Claims against such COMPANY Indemnitee to the extent that such Claim or Claims arise out of or results from (i) a material breach by DEBIOPHARM of its obligations under this Agreement; or (ii) the gross negligence or wilful misconduct of DEBIOPHARM, or its Affiliates, or any of their respective officers, employees or agents, provided, however, that DEBIOPHARM shall not be required to indemnify the COMPANY Indemnitees for any Losses pursuant to this Section 14.1 to the extent that (i) such Losses arise from a material breach by COMPANY or any of its Affiliates, directors, officers, employees or agents, of any of its obligations under this Agreement, (ii) such Losses arise or result from the gross negligence or wilful misconduct of COMPANY or any of its Affiliates, directors, officers, employees or agents or (iii) DEBIOPHARM’s liability for such Losses is limited pursuant to Section 14.4 hereof.

14.2	Indemnification by COMPANY. COMPANY agrees to indemnify, hold harmless and defend DEBIOPHARM and its Affiliates and their respective directors, officers, employees and agents (collectively the “DEBIOPHARM Indemnitees”) from and against any and all Claims, expenses and/or loss, cost of defense (including without limitation reasonable attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) and any other amounts (collectively “Losses”) that any DEBIOPHARM Indemnitee becomes legally obligated to pay to a Third Party, because of any Claim or Claims against such DEBIOPHARM Indemnitee to the extent that such Claim or Claims arise out of or results from (i) a material breach by COMPANY of its obligations under this Agreement; or (ii) the gross negligence or wilful misconduct of COMPANY, or its Affiliates, or any of their respective officers, employees or agents, provided, however, that COMPANY shall not be required to indemnify the DEBIOPHARM Indemnitees for any Losses pursuant to this Section 14.2 to the extent that (i) such Losses arise from a material breach by DEBIOPHARM or any of its Affiliates, directors, officers, employees or agents, of any of its obligations under this Agreement, (ii) such Losses arise or result from the gross negligence or wilful misconduct of DEBIOPHARM or any of its Affiliates, directors, officers employees or agents or (iii) COMPANY’s liability for such Losses is limited pursuant to Section 14.4 hereof.

14.3

Claim. In the event of a Claim by a Third Party against either Party or any person entitled to indemnifications under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other Party having the indemnification obligation under this

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Agreement with respect to such Claim (such Party, the “Indemnifying Party”) in writing of the Claim. The Indemnifying Party shall have the right to assume the defense of any such Third Party Claim for which it is obligated to indemnify the Indemnified Party under this Article 14. The Indemnified Party shall cooperate with the Indemnifying Party (and its insurer) as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s sole cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the Indemnifying Party. The Indemnifying Party shall have no obligation to indemnify an Indemnified Party in connection with any settlement made without the Indemnifying Party’s prior written consent. If the Parties cannot agree as to the application of this Article 14 to any Third Party Claim, the Parties may conduct separate defenses of such Claim, with each Party retaining the right to claim indemnification from the other in accordance with this Article 14 upon resolution of the underlying Claim.

14.4	Exclusions. NOTWITHSTANDING ANYTHING EXPRESSED OR IMPLIED IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT.

15.	CONFIDENTIALITY

15.1	The Receiving Party agrees to keep confidential Confidential Information disclosed to it by the Disclosing Party, not to disclose the Confidential Information to any Third Party unless it first obtains the written consent of the Disclosing Party and not to use the Confidential Information other than as permitted by the terms of this Agreement. DEBIOPHARM may disclose Confidential Information, without COMPANY’s prior written consent, to its consultants, experts, (potential) subcontractors and manufacturers and business partners who have a legitimate need to have access to said Confidential Information, who shall be bound by confidentiality and non-use commitments no less restrictive than those of this Agreement, and who shall have been made aware of the confidential nature of the Confidential Information.

15.2	The Receiving Party may disclose Confidential Information where disclosure is required by Applicable Laws, a court of competent jurisdiction, a Regulatory Authority or stock exchange with authority over its business or securities, provided that the Receiving Party shall give the Disclosing Party as much notice of the disclosure as is permitted and practicable and, where possible, shall give the Disclosing Party an opportunity to make representations in relation to the proposed disclosure.

15.3	In the event of the termination or expiry of this Agreement for any reason, the Receiving Party shall, within [***] Business Days of receipt of a written request from the other Party at any time, return to the Disclosing Party or destroy copies of all Confidential Information received by it from the Disclosing Party, to the exception of (i) general electronic back-up copies not easily accessible and of (ii) one (1) copy to ensure the performance by the Receiving Party of its obligations of confidentiality and non use.

15.4	The obligations of confidentiality set forth in this Article 15 shall survive the expiry or termination of this Agreement for a period of [***] years as of the date of disclosure of such confidential information to the Receiving Party.

16.	PUBLICATIONS

16.1

Publications: As of Effective Date and except as required by applicable law, neither Party shall publish any Data or results relating to the Joint Research Plan and development of the Product without DEBIOPHARM’s prior written approval. COMPANY also agrees that

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DEBIOPHARM has a valuable interest not to have Know-How published and therefore shall refrain from such publication, without DEBIOPHARM’s express prior agreement. DEBIOPHARM shall have the right to publish pre-clinical and clinical data and results without prior approval of COMPANY as long as these data and results are not detrimental to the Product. For clarity, COMPANY has the right to publish on Formulation Technology IP and UNA Platform Technology IP if such publication does not use or reference any Data, Joint IP or Inventions that arise under the Joint Research Plan; and further, COMPANY has the right to publish on COMPANY UsiRNA Technology if such publication is outside of the Exclusive Field and does not use or reference any Data, Joint IP or Inventions that arise under the Joint Research Plan. DEBIOPHARM acknowledges that as of the Effective Date, two manuscripts, one on [***] and one on [***], have been submitted by COMPANY for publication.

16.2	Clinical Trials. Notwithstanding the terms of Section 16.1 hereof, the Parties recognize that independent investigators, hospitals and universities may be entrusted with the conduct of clinical trials of the Product. Such independent investigators, hospitals and universities are understood to operate in an academic environment and shall be allowed to release information regarding such clinical trials of the Product in a manner consistent with academic standards.

16.3	Press Release. The Parties shall issue a mutually agreed upon joint press release within seventy-two (72) hours following the execution of this Agreement in accordance with SEC regulations. The Parties will jointly discuss and agree in writing on any statement to the public regarding this Agreement or any of its terms, subject in each case to disclosure otherwise required by law or regulation as determined in good faith by either Party. When either Party elects to make any such statement, it will give the other Party at least [***] Business Days’ notice to the other Party to review and comment on such statement.

17.	NOTICES

17.1	Save as otherwise provided in this Agreement, any notice, demand or other communication (“Notice”) to be given by either Party under, or in connection with, this Agreement shall be in writing and signed by, on behalf of, the Party giving it. Any Notice shall be served by sending it by fax to the number set out in Section 17.2 hereof, and delivering it by hand or by registered mail to the address set out in Section 17.2 hereof and in each case marked for the attention of the relevant Party set out in Section 17.2 hereof (or as otherwise notified from time to time in accordance with the provisions of Section 17.3 hereof). Any Notice so served by fax or hand shall be deemed to have been duly given or made as follows:

(a)	if sent by fax, at the time of transmission; or

(b)	in the case of delivery by hand, when delivered,

provided that in each case where delivery by fax or by hand occurs after 6pm on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9am on the next following Business Day. References to time in this Section 17.1 are to local time in the country of the addressee.

17.2	The addressees and fax numbers of the Parties for the purpose of Section 17.1 hereof are as follows:

(a)	DEBIOPHARM

Address:	Debiopharm S.A.

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Forum “après-demain”
Chemin Messidor 5-7
CP 5911
1002 Lausanne
Switzerland

Fax:

To the attention of:

with a copy to

(b)	COMPANY

Address:	Marina Biotech, Inc.
3830 Monte Villa Parkway
Bothell, WA 98021
U.S.A.

Fax:

To the attention of:

With a copy to

17.3	A Party may notify the other Party of a change to its name, relevant addressee, address or fax number for the purposes of this Article 17, provided that such notice shall only be effective on:

(a)	the date specified in the notification as the date on which the change is to take place; or

(b)	if no date is specified or the date is less than five (5) Business Days after the date on which notice is given, the date following five (5) Business Days after notice of any change has been given.

17.4	In providing service it shall be sufficient to prove that the envelope containing such Notice was properly addressed and delivered to the address shown thereon or that the facsimile transmission was made and a facsimile confirmation report was received, as the case may be.

18.	GOVERNING LAW AND DISPUTE RESOLUTION

18.1	This Agreement shall be governed by and construed under the laws of England and Wales, without regard to conflict of law principles.

18.2	The Parties agree that, except as set forth in Section 18.4 hereof, the procedures set forth in Sections 18.3 through 18.8 hereof shall be the exclusive mechanism for resolving any dispute, disagreement, controversy or Claim arising under, out of or relating to this Agreement and any subsequent amendments to this Agreement, including without limitation its formation, validity, binding effect, interpretation, performance, breach or termination, as well as non contractual Claims arising out of the subject matter of this Agreement.

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18.3	Unless otherwise set forth in this Agreement, in the event of a dispute, the Parties shall remain bound by the terms of this Agreement. The dispute shall be submitted to the other Party by written Notice in accordance with Article 17 hereof, prior to any action under Sections 18.6 and 18.7 hereof. The appropriate executive officers of the Parties shall attempt in good faith to resolve the dispute within [***] days as of receipt by the other Party of the aforementioned Notice.

18.4	All disputes between the Parties relating to scientific matters arising out of this Agreement shall be referred to a scientific Expert agreed by the executive officers of the Parties. If there is no agreement as to the selection of a scientific Expert within [***] days as of receipt by the other Party of the written notice regarding the dispute, or the dispute is not resolved by the executive officers of the Parties with the assistance of such a scientific Expert within [***] days of the matter being referred to him/her, then the dispute shall be settled in accordance with Section 18.6 and 18.7 hereof.

18.5	If the Parties are unable to resolve a given dispute pursuant to Section 18.3 hereof within [***] days of notifying such dispute to the other Party, either Party shall have the dispute settled by mediation and binding arbitration in accordance with Sections 18.6 and 18.7 hereof.

18.6	The parties shall provided they have exhausted the mechanisms under 18.3 or 18.4 in the event of a scientific matter, and 18.5, without prejudice to any other proceedings, seek to settle any dispute arising out of or in connection with the present contract in accordance with the ICC ADR Rules in London, UK. If the dispute is not resolved by the Parties with the assistance of mediation within [***] days of the matter being referred to mediation, then the dispute shall be settled by arbitration as set out in Section 18.7 hereof.

18.7	Provided the Parties have exhausted the mechanisms under 18.3 (or 18.4) and 18.6, any dispute arising out of or in connection with this Agreement, including any question or dispute regarding its existence, validity or termination, shall be referred to and finally settled by arbitration under the Rules of the International Chamber of Commerce (the “ICC Rules”). The arbitral tribunal shall consist of three (3) arbitrators. Either Party shall nominate one (1) arbitrator. The third arbitrator, who shall act as the chairman of the tribunal, may be nominated by those two arbitrators within [***] Business Days of the nomination of the second arbitrator. If the arbitrators nominated by the Parties fail to nominate the third arbitrator within this period of [***] Business Days, the ICC shall proceed with the appointment of the third arbitrator in accordance with the ICC Rules. The seat, or legal place, of arbitration shall be London. The language to be used in the arbitral proceedings shall be English. The arbitration proceedings shall be kept confidential and shall not be disclosed to the public.

18.8	Without resulting in the waiver of any remedy under this Agreement, Sections 18.6 and 18.7 hereof shall not preclude either Party from seeking injunctive relief from any court of competent jurisdiction pending the commencement of arbitral proceedings.

19.	MISCELLANEOUS

19.1

Independent Contractor. Neither Party shall be deemed an agent or representative of the other Party for any purpose, and this Agreement shall not create or establish an agency. Except as may be specifically provided herein, neither Party shall have any right, power, or authority, nor shall they represent themselves as having authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other Party, or otherwise act as an agent for the other Party for any purpose. The Parties agree that the relationship of DEBIOPHARM and COMPANY established by this Agreement is that

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of an independent licensee and licensor. This Agreement does not, is not intended to, and shall not be construed to, establish a partnership or joint venture.

19.2	Third Parties. This Agreement is neither expressly nor impliedly made for the benefit of any entity other than the Parties, and neither any Third Party nor any Affiliate shall have any claim against either Party on the basis of this Agreement.

19.3	Further Actions. From time to time during the Term, either Party shall at the reasonable request of the other Party (i) deliver to such other Party such records, data or other documents consistent with the provisions of this Agreement, (ii) execute and deliver, or cause to be delivered, all such assignments, consents, documents or further instruments of transfer or license, and (iii) take or cause to be taken all such other actions, as such other Party may reasonably deem necessary or desirable in order for such Party to obtain the full benefits of this Agreement and the transactions contemplated thereby, including without limitation registration of the license granted under this Agreement.

19.4	Government Approvals. Either Party shall cooperate with the other Party and use Reasonable Commercial Efforts to make all registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, permits and waivers, if required, and to do all other things necessary or desirable for the consummation of the transaction as contemplated hereby.

19.5	Entire Agreement. This Agreement, including all the Exhibits, sets forth the entire understanding of the Parties with respect to the subject matter hereof and cancels and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. The Non-disclosure Agreement entered into by and between DEBIOPHARM and COMPANY on February 2, 2010 (the “Non-disclosure Agreement”) is hereby terminated on the Effective Date, but any provision of the Non-disclosure Agreement that is intended to survive termination shall survive such termination with regard to any Confidential Information disclosed by either Party under the Non-disclosure Agreement. Should there be any conflict in any of the terms set forth in this Agreement and any of the Exhibits, the terms of this Agreement shall control.

19.6	Amendment. No modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by duly authorized officers of each Party.

19.7	Assignment. Except to the extent otherwise expressly provided elsewhere in this Agreement, neither Party to this Agreement may assign, transfer, charge or otherwise encumber this Agreement or any right, benefit or interest under it, nor transfer it without the prior written consent of the other Party provided that a Party may assign this Agreement to any Affiliate or as a result of Change of Control, provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties.

19.8	Performance by Affiliates. Either Party acknowledges that obligations under this Agreement may be performed by Affiliates of DEBIOPHARM and COMPANY. Either Party guarantees and warrants any performance of this Agreement by its Affiliates. Wherever in this Agreement the Parties delegate responsibility to Affiliates, the Parties agree that such Affiliates may not make decisions inconsistent with this Agreement, amend the terms of this Agreement or act contrary to its terms in any way.

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19.9	Force Majeure. Any prevention, delay or interruption of performance (collectively “Delay”) by either Party under this Agreement shall not be a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected by the force majeure, including but not limited to acts of God, embargoes, governmental restrictions, terrorism, general strike, fire, flood, earthquake, explosion, riots, wars (declared or undeclared), civil disorder, rebellion or sabotage. The affected Party shall immediately notify the other Party upon the commencement and end of the Delay. During the Delay, any time for performance hereunder by either Party shall be extended by the actual time of Delay. If the Delay resulting from the force majeure exceeds six (6) months, the other Party, upon written notice to the affected Party, may extend the Term for an amount of time equal to the Delay.

19.10	Severability. If any of the provisions of this Agreement are held to be void or unenforceable by a court of competent jurisdiction, then such void or unenforceable provisions shall be replaced by valid and enforceable provisions which will achieve as far as possible the economic business intentions of the Parties. However, the remainder of this Agreement will remain in full force and effect, provided that the material interests of the Parties are not affected i.e., the Parties would presumably have concluded this Agreement without the unenforceable provisions.

19.11	Waiver. A waiver of any default, breach or non-compliance under this Agreement is not effective unless signed by the Party to be bound by the waiver. No waiver will be inferred from or implied by any failure to act or delay in acting by a Party in respect of any default, breach, non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement will not operate as a waiver of that Party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-compliance.

19.12	No Right to Use Names. Except as otherwise provided herein, this Agreement provides no grant of right to a Party, express or implied, to use in any manner the corporate or business names or trademarks of the other Party or its Affiliates.

19.13	Legal Compliance. Either Party shall observe any and all Applicable Laws in the conduct of its activities under this Agreement, and undertakes to make and fulfil any and all formalities in connection with all such activities which may be required under Applicable Laws. The Parties further agree to comply in all means with the current applicable Good Laboratory Practices, Good Clinical Practices and Good Manufacturing Practices, and apply a high standard of ethics in the conduct of its activities under this Agreement.

19.14	Language. This Agreement has been drafted in the English language, and the English language shall control its interpretation. Any translation shall be for convenience purposes only and shall not be legally binding.

19.15	Interpretation. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favour of or against either Party by reason of the extent to which such a Party participated in the preparation of this Agreement.

19.16	Counterparts. The Parties shall execute this Agreement in two (2) counterparts, either of which the Parties shall deem an original, but which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

DEBIOPHARM S.A.		MARINA BIOTECH, INC.

/s/ Dr. R.Y. Mauvernay		/s/ J. Michael French
Name:	Dr. R.Y. Mauvernay	Name:	J. Michael French
Title:	President	Title:	President and CEO

Date:	February 3, 2011	Date:	3 February 2011

Exhibits:

Exhibit 1:	Collaboration Targets
Exhibit 2:	Joint Research Plan
Exhibit 3:	COMPANY Patents
Exhibit 3(a):	Formulation Technology IP
Exhibit 3(b)	UNA Platform Technology IP
Exhibit 3(c)	COMPANY UsiRNA Technology IP
Exhibit 4:	Development Plan (to be inserted upon selection of Lead Compound)
Exhibit 5:	Product (to be inserted upon selection of Lead Compound)

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Exhibit 1

Collaboration Targets

[***]

[***]

[***] others (to be identified by Debiopharm and included in this Exhibit)

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Exhibit 2

Joint Research Plan

Debiopharm – Marina Biotech Collaboration

Clinical Development of Formulated UsiRNA for

Treatment of Bladder Cancer

[***]

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Exhibit 3

COMPANY Patents

Exhibit 3a (Formulation Technology IP):

Serial No.	Filing date	COMPANY ref
[***]	[***]	[***]
[***]	[***]	[***]
To be completed if applicable

It is to be noted that the formulation to be used in the Product is not known at the Effective Date. The Parties agree to review and complete this Exhibit 3a with all relevant Formulation Technology IP after the Lead Compound and Backup Lead are identified by DEBIOPHARM.

Exhibit 3b (UNA Platform Technology IP):

Serial No.	Filing date	COMPANY ref
[***]	[***]	[***]
[***]	[***]	[***]
To be completed if applicable

Exhibit 3c (COMPANY UsiRNA Technology IP):

Serial No.	Filing date	COMPANY ref
[***]	[***]	[***]
[***]	[***]	[***]
To be completed if applicable

* The sequences specific to the [***] gene target are contained in the [***] patent application, which covers other gene targets not included in this Agreement. This application will be used as a priority document for two to-be-filed PCT patent applications. One PCT application will be specific to the [***] target and the second PCT application will cover the dual UsiRNA approach specific to the combination of [***] and [***]. Exhibit 3c will be revised after such filing and after agreement between the Parties.

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Exhibit 4

Development Plan

(to be inserted upon selection of Lead Compound )

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Exhibit 5

Product

(To be inserted upon selection of Lead Compound)